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                                                                    EXHIBIT 23.1



                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 File Number 333-23905.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------------------
                                        ARTHUR ANDERSEN LLP

Orange County, California
October 8, 1998